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                                 EXHIBIT 23 (A)

                             ARTHUR ANDERSEN LLP




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the inclusion and incorporation by reference in this registration statement of our reports dated January 26, 1995 included in USG Corporation's Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.


                                  /s/  Arthur Andersen LLP
                                       ARTHUR ANDERSEN LLP


Chicago, Illinois,
July 28, 1995